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 1                                            EXHIBIT 10.2






                                 SUN COMPANY, INC.

                             EXECUTIVE INCENTIVE PLAN


                               Amendment No. 1998-1
                               --------------------


1. Section 3.2 ("Guideline Percentages") is amended to provide that the Guideline Incentive as a Percentage of Position Salary Range Midpoint for Grades 17 and 18 be increased from the current thirty-five percent (35%) to forty percent (40%).

2.    This amendment is effective July 1, 1998.